                                                                       Exhibit 1
                                                                       ---------

                            JOINT FILING AGREEMENT

      In accordance with Rule 13d-1 (f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons listed below on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the Class A Common Stock, par value $0.01 per share, of US LEC Corp, a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.



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

The undersigned have executed this Agreement as of the 28th day of February 2001.

                                       THOMAS H. LEE EQUITY FUND IV, L.P.

                                       By: THL Equity Advisors IV, LLC

                                           By: /s/ Anthony J. DiNovi
                                               ---------------------------
                                               Name: Anthony J. DiNovi
                                               Title: Managing Director

                                       THOMAS H. LEE FOREIGN FUND IV, L.P.

                                       By: THL Equity Advisors IV, LLC

                                           By: /s/ Anthony J. DiNovi
                                               ---------------------------
                                               Name: Anthony J. DiNovi
                                               Title: Managing Director

                                       THOMAS H. LEE FOREIGN FUND IV-B, L.P.

                                       By: THL Equity Advisors IV, LLC

                                           By: /s/ Anthony J. DiNovi
                                               ---------------------------
                                               Name: Anthony J. DiNovi
                                               Title: Managing Director

                                       THL EQUITY ADVISORS IV, LLC

                                           By: /s/ Anthony J. DiNovi
                                               ---------------------------
                                               Name: Anthony J. DiNovi
                                               Title: Managing Director

                                       THOMAS H. LEE CHARITABLE INVESTMENT
                                       LIMITED PARTNERSHIP

                                           By: /s/ Thomas H. Lee
                                               ---------------------------
                                               Name: Thomas H. Lee
                                               Title: General Partner

                                       AFFILIATE PURCHASERS as listed on
                                       Schedule A to this to Schedule 13D,
                                       pursuant to powers of attorney executed
                                       in favor of and granted and delivered to Anthony J. DiNovi.

                                           By: /s/ Anthony J. DiNovi
                                               ---------------------------
                                               Attorney-in-fact for all
                                               Affiliate Purchasers

                                       PUTNAM INVESTMENT HOLDINGS, LLC

                                           By: /s/ William H. Woolverton
                                               ---------------------------
                                               Name: William H. Woolverton
                                               Title: Managing Director and
                                               General Counsel